UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2006

AMERICAN POWER CONVERSION CORPORATION
(Exact name of registrant as specified in charter)

Massachusetts	1-12432	04-2722013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 Fairgrounds Road, West Kingston, Rhode Island 02892
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 401-789-5735

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K amendment is being filed solely to correct the Item No. indicated in the submission information from 5.01 to 5.02.

Item 1.01.	Entry into a Material Definitive Agreement.

(i)	The information set forth under Item 5.02(c) below with respect to the material agreement attached to this Form 8-K as Exhibit 10.1 is incorporated herein by reference.

(ii)
On August 15, 2006, the Compensation and Stock Option Committee of the Board of Directors of American Power Conversion Corporation (the “Company”) approved a change to the base salary of David R. Johnson to the rate of $330,000 per year in connection with his election by the Board of Directors to the position of Vice President, Worldwide Sales, Marketing and Service. Mr. Johnson was previously Vice President, The Americas.

As of August 15, 2006, Mr. Johnson and the Company entered into a Change-in-Control Severance Agreement (the “CIC Agreement”) substantially in the form the Company has previously entered into with other executives, which form is attached to this Form 8-K as Exhibit 10.2. The CIC Agreement is designed to provide an incentive to the executive to remain with the Company leading up to and following a Change in Control (as defined in the CIC Agreement). If a Change in Control occurs, all of the executive’s unvested stock options automatically vest and become immediately exercisable and all of the executive’s unvested restricted stock units automatically vest. In the event of a subsequent termination of the executive’s employment for any reason, all of the executive’s stock options granted after the date of the CIC Agreement become exercisable for the lesser of (i) the remaining applicable term of the particular stock option or (ii) three years from the date of termination. The provisions regarding acceleration of vesting upon a Change in Control and extension of the period of exercisability are subject to certain limitations applicable to “incentive stock options” contained in Section 422 of the Internal Revenue Code. If within two years following a Change in Control the executive’s employment is terminated (i) by the Company other than for specified cause, death or disability, or (ii) by the Executive for specified good reason, the Executive shall be entitled to the following: (a) two times the executive’s annual base salary and the executive’s bonus for the preceding year; (b) continued health, life and disability benefits for two years following termination; (c) cash in the amount of the present value of retirement benefits; (d) outplacement services for up to one year following termination; (e) up to $5,000 of financial planning services; and (f) accrued vacation pay. In consideration of the benefits provided under the CIC Agreement, Mr. Johnson concurrently entered into an Agreement Relating to Non-Competition with the Company (the “Non-Competition Agreement”) under which he agrees not to compete with the Company until one year following the date of termination of his employment with the Company. The Non-Competition Agreement is attached as Schedule 1 to the CIC Agreement.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)	Not applicable.

(b) (i) On August 15, 2006, the Company issued a press release, attached as Exhibit 99.1 to this Form 8-K (the “Release”), announcing the retirement of Rodger B. Dowdell, Jr. as President and Chief Executive Officer of the Company, effective August 15, 2006. Mr. Dowdell will continue to serve on the Board of Directors as non-executive Chairman of the Board. The Company is negotiating a compensation and severance agreement with Mr. Dowdell.

(c) (i) In the Release, the Company also announced that effective August 15, 2006 Robert J. Johnson, 39 years old, was appointed President and Chief Executive Officer of the Company on an interim basis until the Company completes its search for a new President and Chief Executive Officer. Mr. Johnson was previously Vice President, Availability Enhancements Group, where he directed the development and marketing of APC’s cooling, management, and accessory offerings for data centers and networking environments, including critical components of APC’s InfraStruXure solution. He holds a BS in Engineering Management from the University of Missouri.

Mr. Johnson joined the Company in 1997 when it acquired Systems Enhancement Corporation, a family-owned and operated power management software firm, where he held the position of President. When Systems Enhancement Corporation was acquired by the Company, other members of Mr. Johnson’s immediate family were, and continue to be, employees of Systems Enhancement Corporation, which is currently a wholly owned subsidiary of the Company. These members of Mr. Johnson’s immediate family are: Richard Johnson, a brother; Patrick Johnson, a brother; James Johnson, a brother; and James Rigman, a brother-in-law. As employees of Systems Enhancement Corporation, these members of Mr. Johnson’s immediate family are paid an annual salary (which salaries range from $108,000 to $165,000 ) and are eligible for annual cash bonuses like other similarly situated employees of the Company.

In addition, the father of Mr. Johnson, Rollie Johnson, provides consulting services to Systems Enhancement Corporation on an hourly basis. Systems Enhancement Corporation paid Rollie Johnson $139,400 for consulting services provided in 2005 and he has been paid $112,500 for consulting services provided in 2006 through the date of this report.

There are no family relationships between Robert J. Johnson and any director or executive officer of the Company. Robert J. Johnson is not related to David R. Johnson. Robert J. Johnson does not serve as a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, as amended.

As of August 15, 2006, the Company entered into an Employment Agreement with Robert J. Johnson. Under the Employment Agreement, Mr. Johnson (i) will serve as President and Chief Executive Officer of the Company on an interim basis while the Company completes its search for a new President and Chief Executive Officer, (ii) will be paid a base salary at a rate of $500,000 per year, subject to such increases as may be approved by the Compensation and Stock Option Committee of the Board of Directors of the Company and (iii) will be eligible to participate in the executive bonus program of the

Company. The Employment Agreement runs until the Board of Directors of the Company elects a new President and/or Chief Executive Officer, unless earlier terminated pursuant to its terms. The Employment Agreement provides for the payment of certain severance amounts to Mr. Johnson in the event of termination by the Company without cause, as more fully described in the Employment Agreement which is attached as Exhibit 10.1 to this Form 8-K.

Robert J. Johnson is also party to a Change-in-Control Severance Agreement, as amended (the “Robert Johnson CIC Agreement”) with the Company. The Robert Johnson CIC Agreement is designed to provide an incentive to the executive to remain with the Company leading up to and following a Change in Control (as defined in the Robert Johnson CIC Agreement). The form of the Robert Johnson CIC Agreement is attached to this Form 8-K as Exhibit 10.3 and the amendment thereto is attached to this Form 8-K as Exhibit 10.4. A description of the terms of the Robert Johnson CIC Agreement is contained in Item 1.01(ii) above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1 Employment Agreement, dated as of August 15, 2006, between American Power Conversion Corporation and Robert J. Johnson. (filed herewith).

10.2 Change-in-Control Severance Agreement, dated as of July 11, 2005, between APC and Richard J. Thompson, which is substantially the form of the Change-in-Control Severance Agreement dated as of August 15, 2006 between American Power Conversion Corporation and David R. Johnson. (Previously filed as an exhibit to APC’s Current Report on Form 8-K filed on July 12, 2005 and incorporated herein by reference (File No. 001-12432).)

10.3 Form of Change-in-Control Severance Agreement, which is substantially the form of the Change-in-Control Severance Agreement dated as of July 5, 2000 between American Power Conversion Corporation and Robert J. Johnson. (Previously filed as an exhibit to APC’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2000 and incorporated herein by reference (File No. 1-12432).)

10.4 Form of Amendment to Change-in-Control Severance Agreement, which is substantially the form of the Amendment to Change-in-Control Severance Agreement dated as of July 29, 2005 between American Power Conversion Corporation and Robert J. Johnson. (Previously filed as an exhibit to APC’s Current Report on Form 8-K filed on August 3, 2005 and incorporated herein by reference (File No. 001-12432).)

99.1 Press Release, dated August 15, 2006, issued by American Power Conversion Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN POWER CONVERSION CORPORATION

Dated: August 21, 2006	By:	/s/ Richard J. Thompson
Richard J. Thompson,
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement, dated as of August 15, 2006, between American Power Conversion Corporation and Robert Johnson (filed herewith).

10.2
Change-in-Control Severance Agreement, dated as of July 11, 2005, between APC and Richard J. Thompson, which is substantially the form of the Change-in-Control Severance Agreement dated as of August 15, 2006 between American Power Conversion Corporation and David R. Johnson. (Previously filed as an exhibit to APC’s Current Report on Form 8-K filed on July 12, 2005 and incorporated herein by reference (File No. 001-12432).)

10.3
Form of Change-in-Control Severance Agreement, which is substantially the form of the Change-in-Control Severance Agreement dated as of July 5, 2000 between American Power Conversion Corporation and Robert J. Johnson. (Previously filed as an exhibit to APC’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2000 and incorporated herein by reference (File No. 1-12432).)

10.4
Form of Amendment to Change-in-Control Severance Agreement, which is substantially the form of the Amendment to Change-in-Control Severance Agreement dated as of July 29, 2005 between American Power Conversion Corporation and Robert J. Johnson. (Previously filed as an exhibit to APC’s Current Report on Form 8-K filed on August 3, 2005 and incorporated herein by reference (File No. 001-12432).)

99.1	Press Release, dated August 15, 2006, issued by American Power Conversion Corporation.